SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report –  October 19, 2005
(Date of Earliest Event Reported)

COMPUTER HORIZONS CORP.
(Exact name of registrant as specified in its charter)

New York	0-7282	13-2638902
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation or organization)	File Number)

49 Old Bloomfield Avenue Mountain Lakes, New Jersey 07046-1495
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 299-4000

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Principal Officer

On October 19, 2005, Computer Horizons announced Executive Management changes.  The Board Appointed Eric Rosenfeld, Chairman; Dennis J. Conroy, President and Chief.  A press release was distributed on October 19, 2005 notifying the public of this announcement.  The press release is attached as exhibit 99.1

Item 9.01 Financial Statements and Exhibits

The press release is attached as exhibit 99.1.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2005
COMPUTER HORIZONS CORP.

	By:	/s/ Michael J. Shea

Michael J. Shea
Chief Financial Officer

Exhibit Index

99.1	Press Release dated October 19, 2005